                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2000


MANAGEMENT OF THE TRUST
ADVISORY ARRANGEMENTS

         The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the International Stock Trust. The fee reduction is based on the combined asset level of all four portfolios. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:



        COMBINED ASSET LEVELS                                FEE REDUCTION
                                                            (AS A PERCENTAGE OF THE ADVISORY FEE)
        First $750 million                                   0.0%
        Between $750 million and $1.5 billion                2.5%
        Between $1.5 billion and $3.0 billion                3.75%
        Over $3.0 billion                                    5.0%

The fee reductions are applied to the advisory fees of each of the four portfolios. This voluntary fee waiver may be terminated at any time by the adviser.

MANAGEMENT OF THE TRUST
SUBADVISORY ARRANGEMENTS

The following changes are made to the portfolio managers for the Subadvisers of the Trusts as outlined below:

AIM Capital Management, Inc.-Aggressive Growth Trust

         Charles D. Scavone and Kenneth A. Zschappel no longer serve as portfolios managers for the Aggressive Growth Trust. Robert M. Kippes and Ryan
E. Crane will, however, continue to serve as portfolios managers for this Trust.

Capital Guardian Trust Company -U.S. Large Cap Value Trust
                               -Income and Value Trust

         Allen J. Wilson has been added as a portfolio manager to the U.S. Large Cap Value Trust and the Income and Value Trust. Previously, Mr. Wilson was part of a research analyst committee that managed a segment of this Trust. Mr. Wilson is Vice President of Capital International Research, Inc. with research responsibilities covering U.S. oil services and household products. Mr. Wilson has been managing a diversified U.S. equity portion of CGTC's portfolios and accounts since January 1999. Mr. Wilson joined CGTC in 1991.

Manufacturers Advisor Corporation-Pacific Rim Emerging Markets Trust

         Richard Crook, Stephen Hill and Hugh Williams no longer manage the Pacific Rim Emerging Markets Trust. The new portfolios managers for this Trust are Seton Lor and Samantha Ho. Information regarding these two managers is set forth below:

         Seton Lor joined MAC in 2000. Prior to joining MAC, he was Director of Balanced Investments at AXA Investment Managers in Hong Kong where he served from 1996 to 2000.

         Samantha Ho joined MAC in 2000. Prior to joining MAC, she was a senior portfolio manager at SEB Investment Management where she served from 1994 to 2000. Prior to that, she was an investment analyst at Jardine Fleming.


MIT.PROSUPP 07/31/2000

State Street Global Advisors - Growth Trust

         F. Matthew Griswold has joined the management team of the Growth Trust replacing Peter Stonberg. Mr. Griswold is a principal at State Street Global Advisers ("SsgA") and is assistant portfolio manager in the U.S. Active Equity group at SSgA. He supports the large cap growth, U.S. aggressive growth and small cap strategies in this group. He joined State Street Corporation in 1989.


                  THE DATE OF THIS SUPPLEMENT IS JULY 31, 2000


MIT.PROSUPP 07/31/2000